================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2000



                                -----------------


                           PREMIER LASER SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         CALIFORNIA                        0-25242                33-0476284
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
       INCORPORATION)                                        IDENTIFICATION NO.)

                                  3 MORGAN, IRVINE, CA                  92718
                         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


                              --------------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 859-0656


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                -----------------

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On March 10, 2000, Premier Laser Systems, Inc (the "Company") completed the sale and license of the intellectual property related to the Company's Topomax product line to Lasersight Technologies, Inc. The total consideration payable under the agreement is $4 million in cash, which will be paid in three installments over the 60 days following the closing of the transaction.

         The intellectual property sold or licensed related to a research and development project of the Company involving the development of an integrated refractive diagnostic work station that includes front-to-back analysis of aberrations within the total eye. The intellectual property sold included two U.S. patents, six foreign patents, and a pending patent application, along with an exclusive license to nine other patents.

         The assets sold and licensed generated no revenues, and the book value of the assets transferred was approximately $512,000.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

         On March 10, 2000, the Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. The petition was filed with the U.S. Bankruptcy Court for the Central District of California, Santa Ana Division (Case No. SA00-12031RA).

         At this time, the Company is managing its affairs as a "debtor-in-possession" as defined in the Bankruptcy Code. No trustee, examiner or other officer has been appointed by the Court to manage the affairs of the Company.

ITEM 5.           OTHER EVENTS.

         The Company has extended the expiration date of its Class B Redeemable Warrants. The Class B Redeemable Warrants are now exercisable at any time until 5:00 p.m. (New York time) on June 15, 2000 (the former expiration date was March 15, 2000), provided that at the time of exercise a current prospectus relating to the Common Stock underlying the Warrants is in effect and the common stock is qualified for sale or exempt from qualification under applicable state securities laws.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed as a part of this report:

Exhibit No.       Description
-----------       -----------

       2 Technology Purchase Agreement, dated as of March 8, 2000 among Lasersight Technologies, Inc., Premier Laser Systems, Inc. and Eyesys-Premier, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PREMIER LASER SYSTEMS, INC.



                                     By: /s/ Robert V. Mahoney
                                         -------------------------------
                                         Robert V. Mahoney
Date: March 23, 2000                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

       2 Technology Purchase Agreement, dated as of March 8, 2000 among Lasersight Technologies, Inc., Premier Laser Systems, Inc. and Eyesys-Premier, Inc.

                          TECHNOLOGY PURCHASE AGREEMENT
                          -----------------------------

         THIS TECHNOLOGY PURCHASE AGREEMENT ("Agreement") is made as of March 8, 2000, by and between LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation ("Buyer"), and PREMIER LASER SYSTEMS, INC., a California corporation and its wholly-owned subsidiary EYESYS-PREMIER, INC., a Delaware corporation (collectively, "Seller").

                                    RECITALS

                  A. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain assets comprising and related to Seller's corneal topography/wave front aberration measurement system currently under development and referred to as Topomax (collectively, the "Topomax System"), upon the terms and conditions set forth herein.

                  B. In connection therewith, Buyer and Seller desire to enter into certain other agreements and covenants as set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereinafter expressed, it is hereby agreed as follows:

                                    SECTION 1
                           PURCHASE AND SALE OF ASSETS
                           ---------------------------

         1.1 PURCHASED ASSETS AND EXCLUDED ASSETS.

                  (a) PURCHASED ASSETS. Subject to the terms and conditions hereof, on the Closing Date (as hereinafter defined), Seller agrees to sell, transfer, assign and deliver to Buyer and Buyer agrees to purchase from Seller the following:

                  (i) all interests of Seller in (A) any prototype of the Topomax System, (B) computer disks or CD Roms that contain information related to the Topomax System downloaded from Seller's computers or computer system, and (C) all tangible personal property, including, but not limited to, all furniture, fixtures, computer hardware, equipment and supplies which at any time have been utilized solely in connection with the development of the Topomax System;

                  (ii) all interests of Seller in existing versions of the Topomax System related computer software (including object code and source code, in machine readable and listing form) operating systems, application programs, routines and subroutines, screen displays, user interfaces and machine interfaces, Topomax System documentation, and all files and records pertaining to the conception and reduction to practice of the same, including, but not limited to, the right to use and modify (solely for purposes of developing and commercializing the Topomax System) such items that are utilized in Seller's EyeSys line of products;

                  (iii) all Seller's right, title and interest to other Topomax System related technology and know-how, including, but not limited to, all algorithms, patents, copyrights, tradenames, trademarks, servicemarks, registered or unregistered, including applications and registrations therefor and any reissues, divisionals, continuations or continuations-in-part thereof, trade secrets, confidential business information (including ideas, formulas, compositions, supplier and customer lists, inventions, know-how, manufacturing and production processes and techniques, research and development information, drawings, designs, plans, proposals and technical data, financial, marketing and business data, pricing and cost information) and other Topomax System related intellectual property rights; and all of Seller's right, title and interest in and to any third-party software (to the extent transferable) or other technology which has been incorporated in the Topomax Intellectual Property (as defined herein), utilized by Seller in connection with the development of the Topomax System at any time prior to or as of the Closing Date, including, but not limited to, all files, records and documentation pertaining to the conception, development and reduction to practice of the inventions claimed in the Topomax Intellectual Property and those items more specifically described on SCHEDULE 1.1(a)(iii) hereto (collectively, the "Topomax Intellectual Property");

                  (iv) all of Seller's goodwill associated with the Topomax System and all causes of actions related to the Topomax Intellectual Property, including, but not limited to, all rights of recovery to past, present and future infringement of the Topomax Intellectual Property; and

                  (v) copies or originals of all Seller's books, records, ledgers, files, documents, correspondence, lists, plats, drawings, creative materials, advertising and promotional materials, studies, reports and other printed or written materials used by Seller relating to the Topomax System.

         All of the assets of Seller to be purchased by Buyer hereunder are herein sometimes collectively referred to as the "Purchased Assets."

                  (b) EXCLUDED ASSETS. The parties acknowledge and agree that Buyer is acquiring hereunder only those assets or rights which are defined herein, collectively, as the Purchased Assets and that the Purchased Assets expressly exclude all other assets of Seller which do not relate to the Topomax Field (as defined in the Premier License (as defined herein)).

                  (c) DISCOVERED ASSETS. If after the Closing, Buyer or Seller discovers any Purchased Assets that were not previously transferred to Buyer (each such item a "Discovered Asset"), such Discovered Asset shall be deemed to have been a component of the Purchased Assets. The party which discovers the Discovered Asset shall promptly provide the other party with written notice briefly describing the Discovered Asset. Seller hereby agrees to deliver to Buyer or its permitted assigns such consents, documents and instruments and to take such other actions, as may be required for the purpose of providing Buyer with all of Seller's right, title and interest in the Discovered Asset. If Buyer is unable for any reason to secure a signature from an authorized officer or agent of Seller for such consents, documents and instruments necessary to carry out the terms set forth in this Section 1.1(c), Seller does hereby irrevocably designate and appoint Buyer and its authorized officers and agents as Seller's agent and attorney-in-fact, to act for and in Seller's behalf and stead to execute such items, with the same legal effect as if executed by Seller.

         1.2 LIABILITIES AND OBLIGATIONS ARE NOT BEING ASSUMED. Buyer will not assume, and will not be deemed to have assumed any liabilities of Seller, whether fixed, contingent or unliquidated, whenever arising prior to the date of the Closing or thereafter. Without limiting the foregoing, Buyer does not assume and shall not be obligated to pay or satisfy any obligation, debt or liability, contingent or otherwise, of Seller, including without limitation, any liability for taxes, whether measured by income, sales or otherwise.

         1.3 PURCHASE PRICE. In addition to the consideration in the form of the license granted to Seller as described below, the aggregate consideration (the "Purchase Price") to be paid by Buyer to Seller (or to such party as Seller shall direct) for the Purchased Assets shall be $4,050,000 which shall be payable as follows:

                  (a) on the Closing Date (as defined herein) $2,825,000 shall be delivered to Seller by wire transfer of immediately available funds to such accounts as shall be designated by Seller prior to the Closing;

                  (b) on the date which is 30 days after the Closing Date $500,000 shall be delivered to Seller by wire transfer of immediately available funds to such account as shall be designated by Seller; and

                  (c) on the date which is 60 days after the Closing Date $725,000 shall be delivered to Seller by wire transfer of immediately available funds to such account as shall be designated by Seller.

         Seller acknowledges and agrees that the payments described in Section 1.3(b) and (c) shall be subject to set-off for Seller's indemnification obligations as described in Section 7.3 of this Agreement. In addition, if any of the sale of the Purchased Assets to Buyer, the LaserSight License (as defined herein), the termination of the Sarver Agreements (as defined herein) or the release of David Liu ("Liu") contemplated by Section 4.1 is being challenged (or an official committee or any party with standing threatens to challenge such transaction) on any basis as a result of Seller filing for protection under any bankruptcy or insolvency statute or rule, then the payments described in Section 1.3(b) and (c), to the extent such payments have not already been made, shall not be made until approval of all such transactions. If such a challenge or threat occurs and such approval is not received, then Buyer shall not be obligated to make either of the payments described in Section 1.3(b) and (c), to the extent such payments have not already been made, and Buyer shall be repaid all amounts previously paid by Buyer to Seller, and upon such repayment Buyer shall return the Purchased Assets to Seller to the extent Buyer has been repaid. The existence of, or outcome related to, any such challenge or threat which occurs after the Closing Date will not affect the fact that all right, title and interest to the Purchased Assets transferred to Buyer at the Closing.

         1.4 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on March 8, 2000 if the conditions set forth in Sections 5 and 6 have been satisfied, or as soon thereafter as such conditions have either been satisfied or waived by the party benefiting from such conditions, at the offices of Buyer, or at such other place as the parties shall agree (the "Closing Date"), and shall be effective as of 12:01 a.m. on the Closing Date.

         At the Closing, Seller shall execute and deliver to Buyer appropriate instruments of assignment, transfer and conveyance and such other documents as Buyer or its counsel shall reasonably request to transfer to Buyer title to and right to possession of the Purchased Assets, free and clear of any liens, claims, security interests or encumbrances.


                                    SECTION 2
               REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

         Seller hereby represents and warrants to Buyer as of the Closing Date as follows. In connection with the following representations and warranties, to the extent any representation or warranty is made "to Seller's knowledge" such phrase shall mean the knowledge of Michael J. Quinn, Robert V. Mahoney, Liu or Sarver (as defined herein).

         2.1 CORPORATE ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority (corporate and other) to own its properties and assets and to conduct its business as now conducted.

         2.2 CORPORATE AUTHORITY. As of the Closing Date, Seller will have the corporate power to enter into this Agreement and to carry out its obligations hereunder. As of the Closing Date, the execution and delivery of this Agreement and all agreements contemplated hereunder and the performance of Seller's obligations hereunder and thereunder, will have been duly authorized by the Board of Directors of Seller, and no other corporate proceedings on the part of

Seller will be necessary to authorize such execution, delivery and performance. This Agreement and all agreements contemplated hereunder have been duly executed by Seller and, as of the Closing Date, will constitute valid and legally binding obligations of Seller, enforceable against Seller in accordance with the terms hereof and thereof, except to the extent that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

         2.3 NO VIOLATION. Neither the execution, delivery nor the performance by Seller of this Agreement and all agreements contemplated hereunder violates or will violate any provision of law, of any order, judgment or decree of any court or other governmental or regulatory authority, or of the charter documents or by-laws of Seller, nor violates or will result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Seller is a party or by which it is bound or to which any of its properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Seller. Seller has not issued any preferred stock nor does there exist any shareholders agreement relating to Seller's capital stock. The transactions contemplated by this Agreement will not violate any term or condition of any shareholders' agreement, bond, indenture, contract or other instrument or require any consent thereunder.

         2.4 CONSENTS AND APPROVALS. No consent, waiver, authorization, or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and no declaration to or filing or registration with any such governmental or regulatory authority, is required in connection with the execution and delivery of this Agreement by Seller or the performance by Seller of its obligations hereunder, except that an assignment form will have to be filed with the United States Patent and Trademark Office to record the transfer of the Topomax Patents (as defined on SCHEDULE 1.1(a)(iii)).

         2.5 LITIGATION. There are no claims, actions, suits, proceedings, disputes or investigations pending or, to Seller's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Seller involving, affecting or relating to the Purchased Assets or the transactions contemplated by this Agreement. Neither Seller nor the Purchased Assets is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator.

         2.6 TITLE. As of the Closing Seller is the sole owner of all right, title and interest in and to the Purchased Assets. Buyer acknowledges that it has reviewed the disclosure set forth on SCHEDULE 2.6 and understands the nature of the confirmatory assignments described therein. Buyer acknowledges that certain of Seller's ownership rights to the Purchased Assets derive from the

Sarver Agreements. Seller does not have any subsidiaries or affiliates that have any rights or interests, directly or indirectly, in any of the Purchased Assets. Seller has the legal right to transfer the Purchased Assets as set forth in this Agreement, and Seller has not executed any agreement which is in conflict with the terms of this Agreement. The intellectual property assignments which have been granted by Seller in favor of Strong River Investments, Inc. ("SRI") and Herkimer LLC ("Herkimer") have been granted as collateral security interests only and do not constitute an absolute assignment of such intellectual property. Except for the intellectual property assignments which have been granted to SRI and Herkimer, there are no other purported liens or assignments which encumber the Purchased Assets.

         2.7 TOPOMAX INTELLECTUAL PROPERTY.

                  (a) Set forth on SCHEDULE 1.1(a)(iii) hereto is a listing of all United States and foreign patents, registered or unregistered, including applications and registrations therefor and any reissues, divisionals, continuations or continuations-in-part thereof, and trade secrets which have been incorporated in or are practiced by the Topomax System. Except for the security interests of SRI and Herkimer, title to the Topomax Intellectual Property is held exclusively by Seller free and clear of all options, liens, security interests, agreements, restrictions and other encumbrances. Seller has no registered copyrights, and no tradenames, trademarks, servicemarks, registered or unregistered, relating to the Topomax System.

                  (b) There are no challenges, proceedings or infringement suits pending or, to the knowledge of Seller, threatened with respect to the Topomax Intellectual Property.

                  (c) The Topomax Intellectual Property has been developed exclusively by Seller and to Seller's (and employees with responsibility for intellectual property matters) knowledge none of the apparatus or methods associated with the Topomax Intellectual Property conflicts with, infringes or violates the rights of any other party.

                  (d) As of the Closing Date, except for Seller's rights pursuant to the Premier License (as defined herein), neither Seller nor any person other than Buyer shall have any claim to, rights under, or interest in the Topomax System or the Topomax Intellectual Property, including, but not limited to, Topomax System software source code and object code, provided that Buyer acknowledges that certain of Seller's ownership rights to the Purchased Assets derive from the Sarver Agreements.

                  (e) As of the Closing Date, Buyer will be vested with all right, title and interest in and to the Topomax Intellectual Property, free and clear of any rights or claims of any third party.

                  (f) To the knowledge of Seller, the Topomax Patents and the patents licensed to Buyer pursuant to the LaserSight License are all of the patents incorporated in or practiced by the Topomax System and/or Seller's EyeSys products.

         2.8 PATENT PROTECTION. SCHEDULE 1.1(a)(iii) represents a complete and accurate list of all jurisdictions and registration numbers related to such jurisdictions where the Topomax Patents have been applied for, registered, or where any continuation or reissue applications corresponding to the Topomax Patents have been filed, and there are no other jurisdictions where the Topomax Patents have been registered or an application for registration has been made. Except as indicated on SCHEDULE 1.1(a)(iii), Seller has taken all reasonable and customary action to maintain and protect the Topomax Patents and has paid all fees to maintain Seller's rights in the Topomax Patents.

         2.9 THIRD-PARTY RIGHTS. Seller has not previously used or disclosed the Topomax Intellectual Property or any part thereof anywhere in the world. To Seller's knowledge, none of the Topomax Patents are being infringed anywhere in the world. Seller has not granted any license, right or option in or to any of the Purchased Assets.

         With respect to each of the Topomax Patents, Seller warrants that, except as set forth on SCHEDULE 2.9: (a) none of the Topomax Patents are, nor has any of them ever been, subject to any injunction, judgment, order, decree, ruling or charge; (b) to the knowledge of Seller (and employees with responsibility for intellectual property matters) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand (collectively, a "Claim") is or ever has been pending or is threatened which challenges the legality, validity, enforceability, or ownership of any of the Topomax Patents; and (c) to the knowledge of Seller (and employees with responsibility for intellectual property matters), there is not any basis for any such Claim, and Seller has received no notice asserting that any proposed development, manufacturing, use, sale, license or disposition of products covered by the Topomax Patents infringes or would infringe the rights of any other party.

         2.10 ACCURACY OF INFORMATION. All documents delivered or to be delivered by Seller, and to Seller's knowledge, all documents to be delivered on behalf of Seller, in connection with this Agreement and the transactions contemplated hereby are true, complete and correct in all material respects. Neither this Agreement, nor any of the other documents contains any untrue statement of a material fact or omits a material fact necessary to make the statements made by Seller herein or therein, in light of the circumstances in which made, not misleading.

         2.11 AGREEMENTS, JUDGMENTS AND DECREES. Seller represents and warrants that it is not subject to any agreement, judgment or decree which could materially and adversely affect its ability to satisfy its obligations hereunder.

         2.12 TRANSFER OF PURCHASED ASSETS. The Purchase Price constitutes the highest and best price Seller could receive for the Purchased Assets and was arrived at through arm's length negotiations between Buyer and Seller. Seller has not entered into this agreement or made any transfer or incurred any obligations hereunder or in connection herewith, with actual intent to disturb, hinder, delay or defraud either present or future creditors or other persons. The Topomax System is currently in the development stage. Seller has marketed the Purchased Assets to various potential purchasers and the bid of Buyer is the highest and best offer received by Seller for such assets and constitutes reasonably equivalent value and fair consideration for such assets. The Purchased Assets constitute only a portion of Seller's business and is far less than substantially all of Seller's assets. The transactions contemplated by this Agreement do not constitute a bulk transfer as defined in the Uniform Commercial Code.

         2.13 SARVER AGREEMENTS. As of the Closing (i) that certain Consulting Agreement (the "Sarver Consulting Agreement"), dated February 1, 1999, between Seller and Sarver and Associates, Inc. ("SAA"), and that certain Technology Transfer and Software License Agreement (the "Sarver Technology Agreement" and together with the Sarver Consulting Agreement, the "Sarver Agreements"), dated February 1, 1999, among Seller, SAA and Edwin J. Sarver, Ph.D. ("Sarver") shall be terminated, (ii) SAA shall be paid $275,000, and (iii) SAA and Sarver (collectively, the "Sarver Parties") shall have transferred to Seller all right, title and interest that the Sarver Parties have or any time in the past may have had in the Purchased Assets.

         2.14 LABOR MATTERS. There is no labor or other collective bargaining unit representing or seeking to represent any employee of Seller. As of the Closing Date, there shall be no employment agreement between Liu and Seller and there shall be no restrictions on Liu performing services in the Topomax Field on behalf of Buyer.

         2.15 PRODUCT LIABILITY. Seller has no liability (and, to the knowledge of Seller, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against it giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any product manufactured, sold, leased or delivered by Seller.

         2.16 ENVIRONMENTAL MATTERS. Seller is in compliance with all Environmental Laws (as defined herein) in connection with the ownership, use, maintenance and operation of the property relating to Seller's business and otherwise in connection with the operation of Seller's business, (ii) Seller has no liability, whether contingent or otherwise, under any Environmental Law with respect to the operations or properties of Seller's business (including any of the Purchased Assets), (iii) no notices of any violation or alleged violation of, non-compliance or alleged non-compliance with, or any liability under, any Environmental Law relating to the operations or properties of Seller's business (including any of the Purchased Assets) have been received by Seller during the past five years, (iv) there are no administrative, civil or criminal actions, suits, claims, proceedings or investigations pending or, to the best knowledge of Seller, threatened, relating to compliance with or liability under any Environmental Law affecting Seller's business (including any of the Purchased Assets), and (v) to Seller's knowledge, no underground tank or other underground storage receptacle for Hazardous Materials (as defined herein) is located on any property, leased or occupied by Seller or any of its Affiliates.

         For purposes of this Section 2.16 "Hazardous Materials" means each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law or the release of which is prohibited under any Environmental Law. Without limiting the generality of the foregoing, the term will include:

                  (a) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

                  (b) "hazardous waste" as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

                  (c) "hazardous materials" as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder;

                  (d) "chemical substance or mixture" as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder; and

                  (e) petroleum products and byproducts, and asbestos.

         For purposes of this Section 2.16 "Environmental Law" means any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision with respect to any Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term will encompass each of the following statutes and the regulations promulgated thereunder: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C., 33 U.S.C., 42 U.S.C. and 42 U.S.C.ss. 9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss. 6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C.ss. 1801 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C.ss. 2061 et seq.); (v) the Clean Water Act (33 U.S.C.ss. 7401 et seq.); (vi) the Clean Air Act (42 U.S.C.ss. 7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C.ss. 349); 42 U.S.C.ss. 201 andss. 300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C.ss. 4321);
(ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C.ss. 1101 et seq).

         2.17 TAXES. All federal, state, local or foreign, sales, withholding, payroll and employment taxes, fees, assessment or charges, including any interest, penalty or addition thereto ("Taxes") owed by Seller (whether or not shown on any tax return), have been paid and all current Taxes have been paid or provided for or will be paid or provided for prior to the Closing.

                                    SECTION 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller and covenants and agrees, as of the Closing Date, as follows:

         3.1 CORPORATE ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority (corporate and other) to own its properties and assets and to conduct its business as now conducted.

         3.2 CORPORATE AUTHORITY. As of the Closing Date, Buyer will have the corporate power to enter into this Agreement and to carry out its obligations hereunder. As of the Closing Date, the execution and delivery of this Agreement and all agreements contemplated hereunder and the performance of Buyer's obligations hereunder and thereunder, will have been duly authorized by the Board of Directors of Buyer, and no other corporate proceedings on the part of Buyer will be necessary to authorize such execution, delivery and performance. This Agreement and all agreements contemplated hereunder have been duly executed by Buyer and, as of the Closing Date, will constitute valid and legally binding obligations of Buyer, enforceable against Buyer in accordance with the terms hereof and thereof, except to the extent that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

         3.3 NO VIOLATION. Neither the execution, delivery nor the performance by Buyer of this Agreement and all agreements contemplated hereunder violates or will violate any provision of law, of any order, judgment or decree of any court or other governmental or regulatory authority, or of the charter documents or by-laws of Buyer, nor violates or will result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Buyer is a party or by which it is bound or to which any of its properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Buyer.

         3.4 CONSENTS AND APPROVALS. Other than requirements of federal and state securities laws, no filing or registration with, no notice to and no permit, authorization, consent or approval of any third party or any public or governmental body or authority is necessary for the consummation by Buyer of the transactions contemplated by this Agreement.

                                    SECTION 4
                       ADDITIONAL AGREEMENTS AND COVENANTS

         4.1 DAVID LIU. Effective as of the Closing Date, Seller shall (i) terminate Liu's employment with Seller without cause and satisfy all of Seller's obligations in connection with such a termination, and (ii) release Liu from any and all obligations under that certain Non Disclosure & Confidentiality Agreement, dated December 23, 1996, between Liu and EyeSys-Premier, Inc. as successor to EyeSys Technologies, Inc., which relate to the Topomax Field. After the Closing Date, Buyer agrees to make Liu available to provide technical assistance to Seller for up to 10 hours per month until the first to occur of
(i) the six-month anniversary of the Closing Date, and (ii) Liu has completed the upgrade for Seller's Vista product.

         4.2 LASERSIGHT LICENSE. Seller agrees to grant Buyer a royalty-free, perpetual, exclusive license (the "LaserSight License") in the form attached hereto as Exhibit A.

         4.3 PREMIER LICENSE. Buyer agrees to grant Seller a royalty-free, perpetual, exclusive license (the "Premier License") in the form attached hereto as EXHIBIT B.

         4.4 INTELLECTUAL PROPERTY FURTHER ASSURANCES. After the Closing, Seller agrees to cooperate with any reasonable inquiry Buyer may have in connection with the Topomax Intellectual Property. Seller shall make available such personnel and books and records as Buyer may reasonably request in connection with any such inquiry.

         Seller agrees to sign and deliver to Buyer, promptly following Buyer's request, any and all agreements, documents, certificates and papers that may be necessary to confirm Buyer's exclusive ownership of the Topomax Intellectual Property. If Buyer seeks to secure a reissue, divisional, continuation, or continuation-in-part of any of the Topomax Patents or in the case of any reexamination of the Topomax Patents Seller agrees to cooperate with Buyer in any manner reasonably requested by Buyer. Seller agrees not to directly or indirectly contest any proceeding, or otherwise aid, assist or participate in any proceeding contesting, the validity or enforceability of the Topomax Patents.

         If Buyer is unable for any reason to secure a signature of an authorized officer or agent of Seller for any agreements, documents, certificates or papers necessary to carry out the terms set forth in the immediately preceding paragraph, Seller does hereby irrevocably designate and appoint Buyer and its authorized officers and agents as Seller's agent and attorney-in-fact, to act for and in Seller's behalf and stead to execute such items, with the same legal effect as if executed by Seller. Seller hereby confirms that it has waived and quit claimed to Buyer any and all claims of any nature whatsoever that Seller may now have or may later have in connection with the Topomax Patents.

         4.5 FILING OF DOCUMENTS. Seller does hereby irrevocably appoint Buyer and its authorized officers and agents as Seller's attorney-in-fact, to act for and in Seller's behalf and stead for purposes of executing and delivering any patent assignment documents relating to the Topomax Patents, any collateral or lien release documents relating to the Purchased Assets, any required consents to the LaserSight License, or acknowledgments as to no liens on the Topomax Patents, all as Buyer may request with the same legal effect as if executed by Seller.

                                    SECTION 5
                    CONDITIONS TO SELLER'S OBLIGATION TO SELL

         5.1 CONDITIONS TO SELLER'S OBLIGATION TO SELL. The obligation of Seller hereunder to sell the Purchased Assets to Buyer at the Closing is subject to the satisfaction, as of the Closing Date, of each of the following conditions thereto, provided that these conditions are for Seller's sole benefit and may be waived by Seller at any time in its sole discretion:

                  (a) Buyer shall have executed this Agreement and delivered the same to Seller.

                  (b) Buyer shall have wired same-day funds to the account designated by Seller equal to that portion of the Purchase Price described in Section 1.3(a).

                  (c) Buyer and Seller shall have executed the Premier License.

                  (d) The representations and warranties of Buyer shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing. Buyer shall have received a certificate, executed by the Chief Executive Officer or Secretary of Buyer, dated as of the Closing Date to the foregoing effect.

                  (e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                    SECTION 6
                  CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE

         6.1 The obligation of Buyer hereunder to purchase the Purchased Assets on the Closing Date is subject to the satisfaction of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in Buyer's sole discretion:

                  (a) Seller shall have executed this Agreement and delivered the same to Buyer.

                  (b) The representations and warranties of Seller shall be true and correct as of the date when made and as of the Closing as though made at that time and Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Seller at or prior to the Closing. Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of Seller, dated as of the Closing Date to the foregoing effect.

                  (c) Buyer shall be satisfied with its business, legal, accounting, financial and intellectual property due diligence it was able to perform prior to the Closing Date.

                  (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (e) Buyer shall have received an opinion of Seller's legal counsel, dated as of the Closing Date, in a form reasonably acceptable to Buyer.

                  (f) Seller shall have delivered to Buyer certificates of good standing of Seller and the subsidiaries which are organized pursuant to the corporate laws of a State within the United States as of a date no earlier than 30 days prior to the Closing.

                  (g) Seller shall have delivered to Buyer a certificate executed by a duly authorized officer certifying (i) a copy of Seller's certificate of incorporation and by-laws, (ii) resolutions authorizing the execution of this Agreement, and (iii) incumbency matters.

                  (h) The Sarver Consulting Agreement and Sarver Technology Agreement shall have each been terminated on terms and conditions acceptable to Buyer, and Buyer, SAA and Sarver shall have entered into new agreements the form and substance of which is acceptable to Buyer.

                  (i) Seller shall have taken all action contemplated by Section
         4.1 hereof.

                  (j) Seller shall have delivered to Buyer a general release, in form and substance reasonably acceptable to Buyer, all necessary UCC-3 partial releases or terminations, and all necessary documents to release claims to the Topomax Patents from each of the following lienholders of Seller: (i) SRI, and (ii) Herkimer.

                  (k) Seller shall have delivered to Buyer an assignment, in form and substance reasonably acceptable to Buyer, of each of the Topomax Patents.

                  (l) Seller shall have delivered to Buyer a copy of the LaserSight License Agreement.

                  (m) Buyer shall be satisfied as to the ownership and any possible impairment of the Purchased Assets, including without limitation, the Topomax Intellectual Property.


                                    SECTION 7
                                 INDEMNIFICATION

                  7.1 SELLER'S INDEMNIFICATION. Seller hereby agrees to indemnify and hold harmless Buyer, and any person or entity controlling, controlled by or under common control with Buyer, from and against any and all claims, damages, liabilities, losses and expenses (including reasonable attorneys' fees) resulting from or arising out of
         (i) any breach by Seller of any covenant, representation, warranty or obligation of Seller contained in this Agreement or any agreement executed in connection with this Agreement other than the LaserSight License or the Premier License, (ii) any infringement or alleged infringement claim brought against Buyer with respect to the Topomax Intellectual Property (in the form the Topomax Intellectual Property existed as of the Closing Date), whether arising prior to the Closing Date or thereafter, or (iii) any liability or obligation of Seller, including, without limitation, judgments or liens attached to or asserted against the Purchased Assets or Buyer.

                  7.2 BUYER'S INDEMNIFICATION. Buyer hereby agrees to indemnify and hold harmless Seller, and any person or entity controlling, controlled by or under common control with Seller, from and against any and all claims, damages, liabilities, losses and expenses (including reasonable attorneys' fees) resulting from or arising out of any breach by Buyer of any covenant, representation, warranty or obligation of Buyer contained in this Agreement or any agreement executed in connection with this Agreement other than the LaserSight License or the Premier License.

                  7.3 NOTICE OF CLAIM. The party to be indemnified hereunder (the "Indemnified Party") shall notify in writing (such notification shall be referred to herein as a "Claims Notice") the indemnifying party (the "Indemnifying Party") within (i) 60 days after a claim is presented to the Indemnified Party or the Indemnified Party becomes aware of substantial facts that would reasonably appear to the Indemnified Party to be likely to give rise to a claim for indemnity hereunder, or (ii) five days if the Indemnified Party receives formal notice of the filing of a suit, petition or claim or the scheduling of a hearing related to a matter which may give rise to claim for indemnity hereunder. Each Claims Notice shall, if feasible, contain a reasonable estimate by the Indemnified Party of the losses, costs, liabilities and expenses (including, but not limited to, costs and expenses of litigation and attorneys' fees) which the Indemnified Party may incur. If Buyer is the Indemnified Party and delivers a Claims Notice to Seller, and either or both of the payments described in
         Section 1.3(b) or (c) have not yet been made, Buyer shall have the right to escrow the amount claimed in the Claims Notice. These funds shall be released from escrow and either paid to Seller or retained by Buyer depending on the final resolution of such situation. Such escrow shall be established with a bank or title company acceptable to Buyer and Seller, with neither party unreasonably withholding their consent.

                  The Indemnifying Party shall have the right to defend a claim and control the defense, settlement and prosecution of any litigation; provided, however, in order to have the right to defend a claim and control the defense, settlement and prosecution of any litigation, the Indemnifying Party (i) must expressly acknowledge the assumption by it of all liabilities related to such litigation, including without limitation, the cost of such defense, settlement and prosecution of such litigation, and (ii) unless the Indemnified Party consents otherwise in writing, may only compromise or settle such litigation solely for money damages for which the Indemnifying Party shall be fully liable. If the Indemnifying Party fails to defend such claim, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf and for the account and risk of the Indemnifying Party. The Indemnifying Party will make available to the Indemnified Party or its representatives, at the Indemnifying Party's expense, all records and other materials in the Indemnifying Party's possession and all employees or agents of the Indemnifying Party required by the Indemnified Party for the Indemnified Party's use in contesting any such claim, and the Indemnified Party and its representatives agree that they will not use the Indemnifying Party's making available to them of any such material, or its agreement to do so, as a basis for asserting a waiver by the Indemnifying Party of any statutory or common law privilege the Indemnifying Party might have in any other proceedings, whether related or unrelated to the matter giving rise to the claim. If the Indemnified Party fails to notify the Indemnifying Party of a claim in accordance with the terms of this Section 7.3, and the Indemnifying Party is thereby materially prejudiced by such failure of notice in its defense of the claim, the Indemnifying Party's obligation to indemnify hereunder shall be extinguished with respect to such claim to the extent that the Indemnifying Party has been prejudiced by the failure to give such notice. The amount of losses for which indemnification is provided under this Agreement shall be net of any amounts recovered by the Indemnified Party under insurance policies or from unaffiliated third parties with respect to such losses.


                                    SECTION 8
                               GENERAL PROVISIONS

         8.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware, without giving effect to the principles of conflicts of law. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Buyer and each Seller irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process upon Buyer or Seller mailed by certified mail, return receipt requested, shall be deemed in every respect effective service of process upon Buyer in any suit or proceeding arising hereunder. Nothing herein shall affect Seller's right to serve process in any other manner permitted by law. A final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         8.2 COUNTERPARTS. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional originally executed signature pages to be delivered to the other parties.

         8.3 HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         8.4 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         8.5 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, the Schedules and Exhibits hereto, which are incorporated herein by this reference, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Buyer nor Seller makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by Buyer and each Seller.

         8.6 NOTICE. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

                  If to Buyer:

                           LaserSight Incorporated
                           3300 University Boulevard
                           Suite 140
                           Winter Park, Florida 32792
                           Telecopy:   (407) 678-9982
                           Attention:  Chief Executive Officer
                           with a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central Avenue
                           Suite 901
                           St. Louis, Missouri 63105
                           Telecopy:   (314) 746-4848
                           Attention:  Timothy L. Elliott, Esq.

                  If to Seller:

                           Premier Laser Systems, Inc.
                           3 Morgan
                           Irvine, California 92618
                           Telecopy:   (949) 859-0656
                           Attention:  Michael Quinn

                           with a copy to:

                           Knobbe, Martens, Olson & Bear, LLP
                           620 Newport Center Drive
                           16th Floor
                           Newport Beach, California 92660
                           Telecopy:   (949) 760-9502
                           Attention:  William Nieman, Esq.

                           and

                           O'Melveny & Myers, L.L.P.
                           610 Newport Center Drive
                           Newport Beach, California
                           Telecopy:   (949) 823-6994
                           Attention:  Suzzanne Uhland, Esq.

         8.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither Buyer nor Seller shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

         8.8 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         8.9 SURVIVAL. All representations and warranties in this Agreement shall survive the execution and delivery of this Agreement and the Closing. All agreements contained herein shall survive the Closing until, by their respective terms, they are no longer operative.

         8.10 PUBLIC FILINGS; PUBLICITY. No party hereto shall make any public statement regarding the transactions contemplated hereby unless the language and timing of such statement has been approved by both Buyer and Seller. If Buyer and Seller cannot mutually agree on such disclosure matters, either party may make such disclosures as may be advised by such party's securities counsel. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel; provided, however, that the party making such determination shall immediately notify the other party that it intends to make a public announcement and the parties hereto shall, in good faith, attempt to agree on any public announcements or publicity statements with respect thereto (which approval shall not be unreasonably withheld or delayed).

         8.11 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.12 TOPOMAX PATENT ENFORCEMENT. Upon learning of the infringement of any of the Topomax Patents by third parties, Seller shall inform the other in writing of that fact, and shall supply the other with any evidence available pertaining to the infringement.

         8.13 TERMINATION OF AGREEMENT. If the Closing shall not have occurred on or before the first to occur of (i) April 1, 2000, or (ii) Seller files for protection under any bankruptcy or insolvency statute or rule (or any of Seller's creditors take such action), this Agreement shall terminate at the close of business on such date.

         JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FOR ANY MATTER ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS. THIS IS A KNOWING WAIVER GRANTED AFTER CONSULTATION WITH SUCH PARTY'S LEGAL COUNSEL.

         IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be duly executed as of the date first above written.




LASERSIGHT TECHNOLOGIES, INC.               PREMIER LASER SYSTEMS, INC.

By:                                         By:
   -------------------------                    -------------------------
Name:                                       Name:
   -------------------------                    -------------------------
Title:                                      Title:
   -------------------------                    -------------------------


                                            EYESYS-PREMIER, INC.


                                            By:
                                                -------------------------
                                            Name:
                                                -------------------------
                                            Title:
                                                -------------------------










                 SIGNATURE PAGE TO TECHNOLOGY PURCHASE AGREEMENT

                                    EXHIBIT A
                                    ---------

                               LASERSIGHT LICENSE

                                 (See attached)

                                    EXHIBIT B
                                    ---------

                                 PREMIER LICENSE

                                 (See attached)

                              SCHEDULE 1.1(a)(iii)
                              --------------------

                          TOPOMAX INTELLECTUAL PROPERTY

1. Each of the following patents (collectively, the "Topomax Patents") are being purchased by Buyer:

                                                                       APPL NO./
                                                                       ---------                  FILING DATE/
TITLE                                                  COUNTRY         PATENT NO.                 ISSUE DATE
-----                                                  -------         ----------                 ----------
A Method of Corneal Analysis Using a                                   08/736,348                 10/23/96
Checkered Placido Apparatus                            USA             5,841,511                  11/24/98
A Method of Corneal Analysis Using a
Checkered Placido Apparatus                            USA             09/102,839                 06/23/98
A Method of Corneal Analysis Using a
Checkered Placido Apparatus                            PCT             PCTUS97/19487              10/22/97
Checkered Placido Apparatus and Method                 BRAZL           PI9306484-5                06/02/93
Checkered Placido Apparatus and Method                 CAN             2137151                    06/02/93
Checkered Placido Apparatus and Method                 JAPAN           500870/1994                06/02/93
Multi-Camera Corneal Analysis System                   USA             08/638,875                 04/25/96
                                                                       5,847,804                  12/08/98
Multi-Camera Corneal Analysis System                   USA             08/956,515                 10/23/97
                                                                       5,953,100                  09/14/99
Multi-Camera Corneal Analysis System                   EPO             95940570.5                 10/30/95
Multi-Camera Corneal Analysis System                   JAPAN           514798/1996                10/30/95

Topomax System patent application                      USA                                        03/07/00


2.       Each of the following items are being purchased by Buyer:

         a. All drawings, designs, plans, proposals and technical data of the EyeSys 2000 System that are utilized in the Topomax System

         b.       Copy of the EyeSys 2000 System components vendor list